Deutsche Bank Global Automotive Conference Ford Motor Company January 16, 2019

Important Notice Regarding This Presentation • This presentation includes our preliminary view of 2018 results. Our actual results could differ materially from the preliminary results included in this presentation. We will provide additional detail on 2018 results in our earnings presentation on January 23, 2019. Our Annual Report on Form 10-K, which will be filed in February, will include our audited financial results. • This presentation also includes forward-looking statements. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated. For a discussion of these risks, uncertainties, and other factors, please see the “Cautionary Note on Forward-Looking Statements” at the end of this presentation and “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 2

Jim Hackett Chief Executive Officer

Creating Tomorrow, Together Our Belief Freedom of movement drives human progress. Our To become the world’s most trusted company, Aspiration designing smart vehicles for a smart world. Passion for Product & Deep Customer Insight Our Plan for Value Creation Winning Propulsion Autonomous Mobility Portfolio Choices Technology Experiences Fitness Metrics Operating Leverage Growth Build, Partner, Buy EBIT Margin Capital Efficiency ROIC Strong Balance Sheet Cash Flow Our People Culture & Values 4

Reshaping And Transforming Company – Sharpening Competitiveness While Improving Results � $11B � VW � Commitment to restructuring agreements fitness opportunity OCT MARCH APRIL JULY JAN 2017 2018 2018 2018 2019 � Focus on fastest-growing � Mahindra � Europe and most MOU redesign profitable segments 5

Global Redesign Provides Roadmap To Improve Competitiveness, Profitability And Returns Winning � Shifting our vehicle portfolio to better meet our customers’ Portfolio needs, focusing on our product strengths Propulsion � Re-deploying capital into electrification to create exciting iconic high-end products Choices Autonomous � Scale production deployment of autonomous vehicles by 2021 Technology Mobility � Investing in new mobility businesses to build a suite of data-driven transportation services Experiences � Attacking costs and capital inefficiencies, while reducing complexity Fitness to deliver what customers want when they want it Culture � Developing a high-performance culture that will win 6

Global Redesign Provides Roadmap To Improve Competitiveness, Profitability And Returns Winning � Shifting our vehicle portfolio to better meet our customers’ Portfolio needs, focusing on our product strengths Propulsion � Re-deploying capital into electrification efforts to create exciting iconic high-end products Choices Autonomous � Scale production deployment of autonomous vehicles by 2021 Technology Mobility � Investing in new mobility businesses to build a suite of data driven transportation services Experiences Fitness � Attacking costs and reducing complexity to deliver what customers want when they want it Culture � Developing a high-performance culture that will win 7

Global Redesign Provides Roadmap To Improve Competitiveness, Profitability And Returns Winning � Shifting our vehicle portfolio to better meeting our customers’ Portfolio needs, focusing on our product strengths Propulsion � Re-deploying capital into electrification to create Choices exciting iconic high-end products Autonomous � Scale production deployment of autonomous vehicles by 2021 Technology Mobility � Investing in new mobility businesses to build a suite of data driven transportation services Experiences Fitness � Attacking costs and reducing complexity to deliver what customers want when they want it Culture � Developing a high-performance culture that will win 8

Global Redesign Provides Roadmap To Improve Competitiveness, Profitability And Returns Winning � Shifting our vehicle portfolio to better meeting our customers’ Portfolio needs, focusing on our product strengths Propulsion � Re-deploying capital into electrification efforts to create exciting iconic high-end products Choices Autonomous � Scale production deployment of autonomous vehicles by 2021 Technology Mobility � Investing in new mobility businesses to build a suite of data driven transportation services Experiences Fitness � Attacking costs and reducing complexity to deliver what customers want when they want it Culture � Developing a high-performance culture that will win 9

Global Redesign Provides Roadmap To Improve Competitiveness, Profitability And Returns Winning � Shifting our vehicle portfolio to better meeting our customers’ Portfolio needs, focusing on our product strengths Propulsion � Re-deploying capital into electrification efforts to create exciting iconic high-end products Choices Autonomous � Scale production deployment of autonomous vehicles by 2021 Technology Mobility � Investing in new mobility businesses to build a suite of data Experiences driven transportation services Fitness � Attacking costs and reducing complexity to deliver what customers want when they want it Culture � Developing a high-performance culture that will win 10

Global Redesign Provides Roadmap To Improve Competitiveness, Profitability And Returns Winning � Shifting our vehicle portfolio to better meeting our customers’ Portfolio needs, focusing on our product strengths Propulsion � Re-deploying capital into electrification efforts to create exciting iconic high-end products Choices Autonomous � Scale production deployment of autonomous vehicles by 2021 Technology Mobility � Investing in new mobility businesses to build a suite of data driven transportation services Experiences � Attacking costs and capital inefficiencies, while reducing Fitness complexity to deliver what customers want when they want it Culture � Developing a high-performance culture that will win 11

Global Redesign Provides Roadmap To Improve Competitiveness, Profitability And Returns Winning � Shifting our vehicle portfolio to better meeting our customers’ Portfolio needs, focusing on our product strengths Propulsion � Re-deploying capital into electrification efforts to create exciting iconic high-end products Choices Autonomous � Scale production deployment of autonomous vehicles by 2021 Technology Mobility � Investing in new mobility businesses to build a suite of data driven transportation services Experiences Fitness � Attacking costs and reducing complexity to deliver what customers want when they want it Culture � Developing a high-performance culture that will win 12

Creating Tomorrow, Together Our Freedom of movement drives human progress. Belief Our To become the world’s most trusted company, Aspiration designing smart vehicles for a smart world. • Confident in our plan to redesign our business Passion for Product & Deep Customer Insight Our Plan for Value Creation • Approaching smart redesign Winning Propulsion Autonomous Mobility Portfolio Choices Technology Experiences efforts in a thoughtful and human-centered way Fitness Metrics • Committed to allocating capital Operating Leverage Growth to its best and highest use Build, Partner, Buy EBIT Margin Capital Efficiency ROIC Strong Balance Sheet Cash Flow Our People Culture & Values 13

Jim Farley President, Global Markets

Global Segmentation Shift Toward Trucks And Utilities Plays To Strengths And Informs Capital Allocation Global Industry Segmentation (% Of Total) Capital Allocation Shift (% Of Total) Truck / Utilities Car 43% 53% 64% 90% 57% 47% 36% 10% 2015 2019 2016 - 2020 2019 - 2023 15

Ford Is The Best-Selling Truck And Van Brand In The World Note: 2017 Results 16

Broad Truck And Van Franchises Lead Globally

#1 — #1 F-Series Full-size Pickup Globally	#2 — Ranger: #2 Medium Pickup Outside U.S.	#1 — Transit: #1 Cargo Van Globally
F-Series (+series, cab, powertrain option etc.)	**Medium / Small Pickup**	**Van**
F-750 Super Duty	Ranger Chassis Cab	Transit Chassis Cab
F-650 Super Duty	Ranger Raptor	Transit Bus
F-550 Super Duty Chassis Cab	Ranger - Wild Track	2T Transit
F-450 Super Duty Chassis Cab	Ranger - Limited	Transit Tourneau
F-450 Super Duty Pickup	Ranger – XLT	Transit Custom
F-350 Super Duty Chassis Cab	Ranger - XLS	Econoline
F-350 Super Duty Pickup	Ranger - XL	JMC Legacy Transit
F-250 Super Duty Pickup	JMC Pickups	Transit Connect
F-150 Raptor		Transit Courier
F-150		

What's Next

New Super Duty	U.S. Adds Ranger Plus Future VW Alliance	2T Transit Freshening Future VW Alliance

Note: 2017 Results

17

Global Truck And Van Business Is Large And Delivers Compelling Returns 2.4M $72B $10B 14% 38% Volume Revenue EBIT EBIT Margin ROIC Note: 2017 Results 18

Expanding Van Business To Capitalize On Segment Growth Global Industry Market Transit Family Light Commercial Bus / Van Global Industry Volume (000) Ford Revenue 2,987 2,937 2,809 2,697 2015 2016 2017 2018 19

Building On Global Medium Pickup Strength With Ranger Raptor And Relaunch Of Ranger In North America Global Industry Market Medium Pickup Segment Trend (000) Global Industry Volume (000) 3,166 Ford Revenue 2,929 2,686 2,576 2015 2016 2017 2018 2019 20

Unique F-Series DNA Creates Formidable Competitive Moat

- ✓ Product Capability and Durability
- ✓ Large and Loyal Owner Base
- ✓ Built Ford Tough Brand Strength
- ✓ Experienced Dealer Network
- ✓ Deep Customer Knowledge and Insights
- ✓ Continuous Innovation
- ✓ Breadth of Product and Service Offerings
- ✓ Trusted Fleet and Commercial Relationships

21

Dominant Full-size Pickup Truck Position And U.S. Results Demonstrate Deep Understanding Of Customer Needs U.S. Results Average Sales Transaction Advantage Price Share Over Chevy 2018 $46,700 37.6% 324K All-new All-new F-150 Super Duty launched launched September September 2015 $42,000 35.7% 180K 2014 2016 22

Extending Leadership In Trucks And Vans • Electrifying F-Series and Transit • Increasing connectivity • Expanding network and digital services • Growing high-end and affordable derivatives • Building global alliances 23

Ford Global Utilities 24

Growing Utility Mix With Exciting, New Product Lineup Global Utility (Percent Of Total Volume) Global Industry Ford 40% 38% 32% 29% 2018 2021 25

U.S. Utility Portfolio Freshens Significantly Over Next Two Years U.S. Ford and Lincoln Utilities Refreshed Products Compared With 2018 EXPLORER 50% 36% BRONCO SMALL RUGGED UTLITY MUSTANG INSPIRED BEV ESCAPE 2019 2020 LINCOLN AVIATOR LINCOLN UTILITY 26

China Utility Portfolio Freshens Significantly Over Next Two Years China Ford and Lincoln Utilities Refreshed Products Compared With 2018 55% EXPLORER KUGA TERRITORY TERRITORY NEW SUV 20% 2019 2020 LINCOLN AVIATOR LINCOLN UTILITY 27

Early Results Of SUV Product Offensive Are Positive, Exemplified By The Success Of All-New Expedition U.S. Results Average Transaction Conquest Price Share From GM 2018 $63,600 18% 21% 2017 $51,000 12% 18% All-new Expedition launched November 2017 28

All-New Explorer Raises The Bar Again In Large Utilities • All-new RWD architecture • Smarter and more capable • Broadest-ever lineup with richer mix 29

Ford Will Define The Future Of SUVs Again With New Mustang-inspired Electric Performance Utility 30

Continue To Strengthen Utility Position Through Innovation • Electrifying • Increasing connectivity and digital services • Expanding driver assist technologies • Innovating silhouettes • Building global alliances for developing markets 31

Redesigning Regional Businesses North America • “Return to 10” margin objective • Deep reorganization of salary workforce to enhance effectiveness and reduce costs North America • Significant wave of new truck and SUV product launches in 2019 profitable and Europe growing; • Fundamental redesign of Europe business in-process • Actions underway to improve profitability and reduce structural costs remake of • Product portfolio built around three customer-focused business overseas groups – commercial vehicles, passenger vehicles and imports operations China begins in 2019 • Redesigning China operating model to return to profitable growth • Right-sizing inventories and addressing dealer profitability • On track to launch more than 30 new products by 2021 South America • Committed to the region with an optimized footprint, targeted to Ford’s strengths • Taking action to redesign the business; implementation begins this year • Leveraging product strengths to focus on profitable trucks and utilities 32

Redesigning Regional Businesses North America • “Return to 10” margin objective North America • Deep reorganization of salary workforce to enhance effectiveness and reduce costs profitable and • Significant wave of new truck and SUV product launches in 2019 growing; remake of Europe • Fundamental redesign of Europe business in-process • Actions underway to improve profitability and reduce structural costs overseas • Product portfolio built around three customer-focused business groups – commercial vehicles, passenger vehicles operations and imports begins in 2019 China • Redesigning China operating model to return to profitable growth • Right-sizing inventories and addressing dealer profitability • On track to launch more than 30 new products by 2021 South America • Committed to the region with an optimized footprint, targeted to Ford’s strengths • Taking action to redesign the business; implementation begins this year • Leveraging product strengths to focus on profitable trucks and utilities 33

Redesigning Regional Businesses North America • “Return to 10” margin objective • Deep reorganization of salary workforce to enhance effectiveness and reduce costs North America • Significant wave of new truck and SUV product launches in 2019 profitable and Europe growing; • Fundamental redesign of Europe business in-process remake of • Actions underway to improve profitability and reduce structural costs • Product portfolio built around three customer-focused business overseas groups – commercial vehicles, passenger vehicles and imports operations begins in 2019 China • Redesigning China operating model to return to profitable growth • Right-sizing inventories and addressing dealer profitability • On track to launch more than 30 new products by 2021 South America • Committed to the region with an optimized footprint, targeted to Ford’s strengths • Taking action to redesign the business; implementation begins this year • Leveraging product strengths to focus on profitable trucks and utilities 34

Redesigning Regional Businesses North America • “Return to 10” margin objective • Deep reorganization of salary workforce to enhance effectiveness and reduce costs North America • Significant wave of new truck and SUV product launches in 2019 profitable and Europe • Fundamental redesign of Europe business in-process growing; • Actions underway to improve profitability and reduce structural costs • Product portfolio built around three customer-focused business groups – commercial vehicles, passenger vehicles remake of and imports overseas operations China • Redesigning China operating model to return to profitable growth begins in 2019 • Right-sizing inventories and addressing dealer profitability • On track to launch more than 30 new products by 2021 South America • Committed to the region with an optimized footprint, targeted to Ford’s strengths • Taking action to redesign the business; implementation begins this year • Leveraging product strengths to focus on profitable trucks and utilities 35

Redesigning Regional Businesses North America • “Return to 10” margin objective • Deep reorganization of salary workforce to enhance effectiveness and reduce costs North America • Significant wave of new truck and SUV product launches in 2019 profitable and Europe • Fundamental redesign of Europe business in-process growing; • Actions underway to improve profitability and reduce structural costs • Product portfolio built around three customer-focused business groups – commercial vehicles, passenger vehicles remake of and imports overseas China operations • Redesigning China operating model to return to profitable growth • Right-sizing inventories and addressing dealer profitability begins in 2019 • On track to launch more than 30 new products by 2021 South America • Committed to the region with an optimized footprint, targeted to Ford’s strengths • Taking action to redesign the business; implementation begins this year • Leveraging product strengths to focus on profitable trucks and utilities 36

Alliances Are Catalysts For Global Redesign: VW And Mahindra VOLKSWAGEN MAHINDRA • Alliance to deliver medium pickup trucks • Will co-develop midsize compact sport for global customers starting in 2022, and utility vehicle for India; opportunities in follow with commercial vans other emerging markets • Positions for market leadership in • Will enhance market offerings and deliver Light Commercial Vehicles engineering and commercial synergies • Continuing discussions to explore • Continue to explore further engineering additional areas of opportunity and commercial opportunities in • Does not involve cross-ownership cross-sharing of platforms and between the two companies geographies 37

Bob Shanks Chief Financial Officer

Full Year 2018 Preliminary Results Company Revenue $160.3B 2.0% Driven by strong mix and net pricing Company Adj. EBIT* $7.0B 4.4% $ Company Adj. EBIT Margin* $2.6B lower YoY, mainly China and Europe NA EBIT Margin 7.9% Strong mix and net pricing Ford Credit EBT $2.6B Best result in 8 years Company Adj. Op. Cash Flow* $2.8B $1.4B lower YoY Company Cash* $23.1B $34.2B Liquidity Cash and liquidity balances remain strong Adj. EPS* $1.30 * See Appendix for detail, reconciliation to GAAP and definitions 39

An Investment Grade Rating And A Strong Balance Sheet Remain The Foundation Of Ford’s Financial Strategy Investment Incremental Grade Rating / Cash Funds Fund The Plan Strong Balance New Sheet Opportunities 40

Ford’s Key Financial Targets Focus On Growth, Operating And Capital Efficiency, Cash Flow And Balance Sheet Strength* Revenue Growth > Global GDP $ Adj. EBIT Margin* 8%+ Adj. ROIC* High Teens+ Adj. Cash Conversion* 65%+ Adjusted Debt To EBITDA <2.5 * See Appendix for detail and definitions 41

For 2019, We See The Potential For YoY Improvement Across All Key Metrics 2019 Revenue Growth $ Adj. EBIT Margin* Potential Adj. ROIC* Improvement From 2018 Adj. Cash Conversion* Adjusted Debt To EBITDA * See Appendix for detail and definitions 42

For 2019, Our Outlook For GDP Growth And Industry Volume Suggests Neutral To Modestly Negative Headwinds Metric 2018* 2019 Assumption Metric 2018* 2019 Assumption Global GDP Flat Global Industry Volume Flat (% Change) 3.7% (Mils.) 95.2 Decelerating Low 17s U.S. 2.9% U.S. 17.7 Incl medium-heavy trucks Brazil 1.5% Accelerating Brazil 2.6 Increasing slightly Europe 2.0% Decelerating Europe 20.1 Flat Decreasing China Decelerating China 6.6% 25.9 modestly * Estimate 43

Our 2019 Performance Will Depend On Many Factors TAILWINDS HEADWINDS Tariffs Strong New Product Introductions Continued High Commodity Costs Fitness Initiatives Exchange Business Redesign Smart Redesign Used Vehicle Auction Values Europe Higher U.S. Interest Rates China Recovery Higher Effective U.S. Tax Rate Other Assumptions Soft Brexit New UAW Agreement Minimal Redesign Disruptions 44

Creating Tomorrow, Together Our Freedom of movement drives human progress. Belief Our To become the world’s most trusted company, Aspiration designing smart vehicles for a smart world. • Confident in our plan to redesign our business Passion for Product & Deep Customer Insight Our Plan for Value Creation • Approaching smart redesign Winning Propulsion Autonomous Mobility Portfolio Choices Technology Experiences efforts in a thoughtful and human-centered way Fitness Metrics • Committed to allocating capital Operating Leverage Growth to its best and highest use Build, Partner, Buy EBIT Margin Capital Efficiency ROIC Strong Balance Sheet Cash Flow Our People Culture & Values 45

Q&A

Cautionary Note On Forward-Looking Statements Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: • Ford’s long-term competitiveness depends on the successful execution of fitness actions; • Industry sales volume, particularly in the United States, Europe, or China, could decline if there is a financial crisis, recession, or significant geopolitical event; • Ford’s new and existing products and mobility services are subject to market acceptance; • Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States; • Ford may face increased price competition resulting from industry excess capacity, currency fluctuations, or other factors; • Fluctuations in commodity prices, foreign currency exchange rates, and interest rates can have a significant effect on results; • With a global footprint, Ford’s results could be adversely affected by economic, geopolitical, protectionist trade policies, or other events; • Ford’s production, as well as Ford’s suppliers’ production, could be disrupted by labor disputes, natural or man-made disasters, financial distress, production difficulties, or other factors; • Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints; • Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition; • Economic and demographic experience for pension and other postretirement benefit plans (e.g., discount rates or investment returns) could be worse than Ford has assumed; • Ford’s vehicles could be affected by defects that result in delays in new model launches, recall campaigns, or increased warranty costs; • Safety, emissions, fuel economy, and other regulations affecting Ford may become more stringent; • Ford could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, perceived environmental impacts, or otherwise; • Ford’s receipt of government incentives could be subject to reduction, termination, or clawback; • Operational systems, security systems, and vehicles could be affected by cyber incidents; • Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, or other factors; • Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles; • Ford Credit could face increased competition from banks, financial institutions, or other third parties seeking to increase their share of financing Ford vehicles; and • Ford Credit could be subject to new or increased credit regulations, consumer or data protection regulations, or other regulations. We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 47

Appendix

Preliminary Company Net Income Reconciliation To Adjusted EBIT (Mils) 4Q FY 2017 2018 2017 2018 Net income / (Loss) attributable to Ford (GAAP) $ 2,520 $ (116) $ 7,731 $ 3,677 Income / (Loss) attributable to non-controlling interests 4 4 26 18 Net income / (Loss) $ 2,524 $ (112) $ 7,757 $ 3,695 Less: (Provision for) / Benefit from income taxes 652 (95) (402) (650) Income / (Loss) before income taxes $ 1,872 $ (17) $ 8,159 $ 4,345 Less: Special items pre-tax 152 (1,179) (289) (1,429) Income / (Loss) before special items pre-tax $ 1,720 $ 1,162 $ 8,448 $ 5,774 Less: Interest on debt (308) (295) (1,190) (1,228) Adjusted EBIT (Non-GAAP) $ 2,028 $ 1,457 $ 9,638 $ 7,002 Memo: Revenue (Bils) $ 41.3 $ 41.8 $ 156.8 $ 160.3 Net income margin (GAAP) (Pct) 6.1% (0.3)% 4.9% 2.3% Adjusted EBIT Margin (Pct) 4.9% 3.5% 6.1% 4.4% A149

Preliminary Company Net Cash Provided By / (Used In) Operating Activities Reconciliation To Adjusted Operating Cash Flow (Mils) 4Q FY 2017 2018 2017 2018 Company net cash provided by / (used in) operating activities (GAAP) $ 3,147 $ 1,391 $ 18,096 $ 15,056 Less: Items not included in Company Adjusted Operating Cash Flows Ford Credit operating cash flows (174) (1,198) 9,300 8,205 Funded pension contributions (714) (153) (1,434) (437) Separation payments (181) (117) (281) (179) Other, net (25) (21) (52) 65 Add: Items included in Company Adjusted Operating Cash Flows Automotive and Mobility capital spending (2,103) (2,102) (7,004) (7,737) Ford Credit distributions - 660 406 2,723 Settlement of derivatives 107 70 217 132 Pivotal conversion to a marketable security - - - 263 Company adjusted operating cash flow (Non-GAAP) $ 2,244 $ 1,507 $ 4,182 $ 2,781 A250

Preliminary Company Earnings Per Share Reconciliation To Adjusted Earnings Per Share 4Q FY 2017 2018 2017 2018 Diluted After-Tax Results (Mils) Diluted after-tax results (GAAP) $ 2,520 $ (116) $ 7,731 $ 3,677 Less: Impact of pre-tax and tax special items 971 (1,320) 608 (1,517) Adjusted net income – diluted (Non-GAAP) $ 1,549 $ 1,204 $ 7,123 $ 5,194 Basic and Diluted Shares (Mils) Basic shares (average shares outstanding) 3,973 3,970 3,975 3,974 Net dilutive options, unvested restricted stock units and restricted stock 27 27 23 24 Diluted shares 4,000 3,997 3,998 3,998 Earnings per share – diluted (GAAP)* $ 0.63 $ (0.03) $ 1.93 $ 0.92 Less: Net impact of adjustments 0.24 (0.33) 0.15 (0.38) Adjusted earnings per share – diluted (Non-GAAP) $ 0.39 $ 0.30 $ 1.78 $ 1.30 * The 2018 fourth quarter calculation of Earnings Per Share - Diluted (GAAP) excludes the 27 million shares of net dilutive options, unvested restricted stock units and restricted stock due to their antidilutive effect A351

Preliminary Company Effective Tax Rate Reconciliation To Adjusted Effective Tax Rate 2018 Memo: 4Q FY FY 2017 Pre-Tax Results (Mils) Income / (Loss) before income taxes (GAAP) $ (17) $ 4,345 $ 8,159 Less: Impact of special items (1,179) (1,429) (289) Adjusted earnings before taxes (Non-GAAP) $ 1,162 $ 5,774 $ 8,448 Taxes (Mils) (Provision for) / Benefit from income taxes (GAAP) $ (95) $ (650) $ (402) Less: Impact of special items (141) (88) 897 Adjusted (provision for) / benefit from income taxes (Non-GAAP) $ 46 $ (562) $ (1,299) Tax Rate (Pct) Effective tax rate (GAAP) (558.8)% 15.0% 4.9% Adjusted effective tax rate (Non-GAAP) (4.0)% 9.7% 15.4% A452

Non-GAAP Financial Measures That Supplement GAAP Measures • We use both GAAP and non-GAAP financial measures for operational and financial decision making, and to assess Company and segment business performance. The non- GAAP measures listed below are intended to be considered by users as supplemental information to their equivalent GAAP measures, to aid investors in better understanding our financial results. We believe that these non-GAAP measures provide useful perspective on underlying business results and trends, and a means to assess our period-over-period results. These non-GAAP measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP measures may not be the same as similarly titled measures used by other companies due to possible differences in method and in items or events being adjusted. • Company Adjusted EBIT (Most Comparable GAAP Measure: Net income attributable to Ford) – Earnings before interest and taxes (EBIT) includes non-controlling interests and excludes interest on debt (excl. Ford Credit Debt), taxes and pre-tax special items. This non-GAAP measure is useful to management and investors because it allows users to evaluate our operating results aligned with industry reporting. Pre-tax special items consist of (i) pension and OPEB remeasurement gains and losses, (ii) significant personnel and dealer-related costs stemming from our efforts to match production capacity and cost structure to market demand and changing model mix, and (iii) other items that we do not necessarily consider to be indicative of earnings from ongoing operating activities. When we provide guidance for adjusted EBIT, we do not provide guidance on a net income basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. • Company Adjusted EBIT Margin (Most Comparable GAAP Measure: Company Net Income Margin) – Company Adjusted EBIT margin is Company adjusted EBIT divided by Company revenue. This non-GAAP measure is useful to management and investors because it allows users to evaluate our operating results aligned with industry reporting. • Adjusted Earnings Per Share (Most Comparable GAAP Measure: Earnings Per Share) – Measure of Company’s diluted net earnings per share adjusted for impact of pre-tax special items (described above), and tax special items. The measure provides investors with useful information to evaluate performance of our business excluding items not indicative of underlying run rate of our business. When we provide guidance for adjusted earnings per share, we do not provide guidance on an earnings per share basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. • Adjusted Effective Tax Rate (Most Comparable GAAP Measure: Effective Tax Rate) – Measure of Company’s tax rate excluding pre-tax special items (described above) and tax special items. The measure provides an ongoing effective rate which investors find useful for historical comparisons and for forecasting. When we provide guidance for adjusted effective tax rate, we do not provide guidance on an effective tax rate basis because the GAAP measure will include potentially significant special items that have not yet occurred and are difficult to predict with reasonable certainty prior to year-end, including pension and OPEB remeasurement gains and losses. A553

Non-GAAP Financial Measures That Supplement GAAP Measures • Company Adjusted Operating Cash Flow (Most Comparable GAAP Measure: Net Cash Provided By / (Used In) Operating Activities) – Measure of Company’s operating cash flow excluding Ford Credit’s operating cash flows. The measure contains elements management considers operating activities, including Automotive and Mobility capital spending, Ford Credit distributions to its parent, and settlement of derivatives. The measure excludes cash outflows for funded pension contributions, separation payments, and other items that are considered operating cash outflows under U.S. GAAP. This measure is useful to management and investors because it is consistent with management’s assessment of the Company’s operating cash flow performance. When we provide guidance for Company adjusted operating cash flow, we do not provide guidance for net cash provided by/(used in) operating activities because the GAAP measure will include items that are difficult to quantify or predict with reasonable certainty, including cash flows related to the Company's exposures to foreign currency exchange rates and certain commodity prices (separate from any related hedges), Ford Credit's operating cash flows, and cash flows related to special items, including separation payments, each of which individually or in the aggregate could have a significant impact to our net cash provided by/(used in) our operating activities. • Adjusted ROIC – This calculation provides management and investors with useful information to evaluate the Company’s after-cash tax operating return on its invested capital for the period presented. Adjusted net operating profit after cash tax measures operating results less special items, interest on debt (excl. Ford Credit Debt), and certain pension/OPEB costs. Average invested capital is the sum of average balance sheet equity, debt (excl. Ford Credit Debt), and net pension/OPEB liability. • Adjusted Cash Conversion (Most comparable GAAP Measure: Cash Flows From Op. Activities / Net Income) – Company Adjusted Cash Conversion is Company adjusted operating cash flow divided by Adjusted EBIT. This non-GAAP measure is useful to management and investors because it allows users to evaluate how much of Ford's Adjusted EBIT is converted into cash flow. A654

Definitions And Calculations Automotive Records • References to Automotive records for EBIT margin and business units are since at least 2009 Wholesales and Revenue • Wholesale unit volumes include all Ford and Lincoln badged units (whether produced by Ford or by an unconsolidated affiliate) that are sold to dealerships, units manufactured by Ford that are sold to other manufacturers, units distributed by Ford for other manufacturers, and local brand units produced by our China joint venture, Jiangling Motors Corporation, Ltd. (“JMC”), that are sold to dealerships. Vehicles sold to daily rental car companies that are subject to a guaranteed repurchase option (i.e., rental repurchase), as well as other sales of finished vehicles for which the recognition of revenue is deferred (e.g., consignments), also are included in wholesale unit volumes. Revenue from certain vehicles in wholesale unit volumes (specifically, Ford badged vehicles produced and distributed by our unconsolidated affiliates, as well as JMC brand vehicles) are not included in our revenue Industry Volume and Market Share • Industry volume and market share are based, in part, on estimated vehicle registrations; includes medium and heavy duty trucks SAAR • SAAR means seasonally adjusted annual rate Company Cash • Company cash includes cash, cash equivalents, marketable securities and restricted cash; excludes Ford Credit’s cash, cash equivalents, marketable securities and restricted cash Market Factors • Volume and Mix – primarily measures EBIT variance from changes in wholesale volumes (at prior-year average contribution margin per unit) driven by changes in industry volume, market share, and dealer stocks, as well as the EBIT variance resulting from changes in product mix, including mix among vehicle lines and mix of trim levels and options within a vehicle line • Net Pricing – primarily measures EBIT variance driven by changes in wholesale prices to dealers and marketing incentive programs such as rebate programs, low-rate financing offers, special lease offers and stock accrual adjustments on dealer inventory • Market Factors exclude the impact of unconsolidated affiliate wholesales ROE • Reflects an annualized return on equity. This metric is calculated by taking net income for the period divided by average equity for the period and annualizing the result by dividing by the number of days in the quarter and multiplying by 365. Earnings Before Taxes (EBT) • Reflects Income before income taxes A755